                       SIXTH AMENDMENT TO CREDIT AGREEMENT

                  SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 7, 2002, among QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation ("Holdings"), QUALITY DISTRIBUTION LLC, a Delaware limited liability company (the "U.S. Borrower"), LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE, a Quebec company and a Wholly-Owned Subsidiary of Holdings (the "Canadian Borrower"), the various Subsidiaries of Holdings party to the U.S. Subsidiaries Guaranty referred to below (collectively, the "U.S. Subsidiary Guarantors"), various Banks party to the Credit Agreement referred to below and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Canadian Borrower, the Banks, Lasalle Bank National Association, The Bank of Nova Scotia, PB Capital Corp. (f/k/a BHF-Bank Aktiengesellschaft), Bank Austria Creditanstalt Corporate Finance, Inc. (f/k/a Creditanstalt Corporate Finance, Inc.) and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company, Inc., as Documentation Agent, Bankers Trust Company, as Syndication Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated and as the same has been further amended, modified and/or supplemented through but not including the date hereof, the "Credit Agreement");

                  WHEREAS, the U.S. Subsidiary Guarantors and the Administrative Agent are parties to a Subsidiaries Guaranty, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated, the "U.S. Subsidiaries Guaranty"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement, and the U.S. Subsidiary Guarantors wish to make certain acknowledgements with respect to the Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       Amendment to Credit Agreement.

                  1. The definition of "Consolidated Senior Debt" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "issued pursuant to Section 9.13(c)" appearing in clause (y)(vii) of said definition in its entirety.

                  2. The Banks hereby agree that upon the occurrence of the Sixth Amendment Effective Date (as defined below) this Amendment shall be deemed to have retroactive effect from and after the Fifth Amendment Effective Date.

II.      Acknowledgments and Agreements by U.S. Subsidiary Guarantors.

                  Each U.S. Subsidiary Guarantor hereby consents to the entering into of this Amendment.

III.     Miscellaneous Provisions.

                  1. In order to induce the Banks to enter into this Amendment, each of Holdings, the U.S. Borrower and the Canadian Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date, immediately after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when Holdings, the U.S. Borrower, the Canadian Borrower, each U.S. Subsidiary Guarantor, the Administrative Agent and the Banks constituting the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office (it being understood, however, this Amendment shall be deemed to have retroactive effect from and after the Fifth Amendment Effective Date as contemplated by Section 2 of Part I of this Amendment).

                  6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    QUALITY DISTRIBUTION INC. (f/k/a MTL,
                                        Inc.)

                                    By: /s/ Samuel M. Hensley
                                        ----------------------------------------
                                        Name: Samuel M. Hensley
                                        Title: CFO

                                    QUALITY DISTRIBUTION LLC

                                    By: /s/ Samuel M. Hensley
                                        ----------------------------------------
                                        Name: Samuel M. Hensley
                                        Title: CFO

                                    LEVY TRANSPORT LTD./LEVY
                                        TRANSPORT LTEE

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: PRESIDENT

                                    CREDIT SUISSE FIRST BOSTON,
                                        Individually and as Administrative Agent

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    QUALITY DISTRIBUTION INC. (f/k/a MTL,
                                        Inc.)

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    QUALITY DISTRIBUTION LLC

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    LEVY TRANSPORT LTD./LEVY
                                        TRANSPORT LTEE

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CREDIT SUISSE FIRST BOSTON,
                                        Individually and as Administrative Agent

                                    By: /s/ Robert Hetu
                                        ----------------------------------------
                                        Name: ROBERT HETU
                                        Title: DIRECTOR

                                    By: /s/ Doreen B. Welch
                                        ----------------------------------------
                                        Name: DOREEN B. WELCH
                                        Title: ASSOCIATE

                                    DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS (f.k.a. Bankers Trust
                                        Company),
                                        Individually and as Syndication Agent

                                    By: /s/ Marguerite Sutton
                                        ----------------------------------------
                                        Name: MARGUERITE SUTTON
                                        Title: VICE PRESIDENT

                                    CITICORP USA, INC.

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    LASALLE BANK NATIONAL
                                        ASSOCIATION

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    PB CAPITAL CORP(f/k/a BHF-BANK
                                        AKTIENGESELISCHAFT)

                                    By: /s/ [ILLEGIBLE]
                                       ----------------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: [ILLEGIBLE]

                                        /s/ [ILLEGIBLE]
                                    By:----------------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGEMENT

                                    BANKERS TRUST COMPANY,(1)
                                        Individually and as Syndication Agent

                                    By:________________________________________
                                        Name:
                                        Title:

                                    CITICORP USA, INC.

                                    By:________________________________________
                                        Name:
                                        Title:

                                    LASALLE BANK NATIONAL
                                        ASSOCIATION

                                    By:________________________________________
                                        Name:
                                        Title:

                                    By:________________________________________
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ Chris J. Allen
                                       ----------------------------------------
                                        Name: CHRIS J. ALLEN
                                        Title: MANAGING DIRECTOR & Office Head

-------------
(1)  Composition of the bank group to be confirmed.

                                    AIMCO CDO SERIES 2000-A,AS A
                                                          LENDER

                                    By: /s/ Jerry D. Zinkula
                                        ----------------------------------------
                                        Name : JERRY D. ZINKULA
                                        Title : Authorized Signatory

                                    By: /s/ Patricia W. Wilson
                                        ----------------------------------------
                                        Name : PATRICIA W. WILSON
                                        Title : Authorized Signatory

                                    ALLSTATE LIFE INSURANCE
                                        COMPANY,AS A LENDER

                                    By: /s/ Jerry D. Zinkula
                                        ----------------------------------------
                                        Name : JERRY D. ZINKULA
                                        Title : Authorized Signatory

                                    By: /s/ Patricia W. Wilson
                                        ----------------------------------------
                                        Name : PATRICIA W. WILSON
                                        Title : Authorized Signatory

                                    ROYAL BANK OF CANADA

                                    By: /s/ Peter Barnes
                                        ----------------------------------------
                                        Name: PETER BARNES
                                        Title: SENIOR MANAGER

                                    COMERICA BANK, N.A.

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY

                                    By: /s/ Christina T. Schoen
                                        ----------------------------------------
                                        Name: Christina T. Schoen
                                        Title: Vice President

                                    BANK POLSKA KASA OPIEKI S.A. -
                                        PEKAO

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title:  [ILLEGIBLE]

                                    THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research,
                                            as Investment Advisor

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    SANKATY ADVISORS

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ARCHIMEDES FUNDING, L.L.C.

                                    ARCHIMEDES FUNDING II, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                        ------------------------------
                                        Name: STEVEN GORSKI
                                        Title: VICE PRESIDENT &
                                               SENIOR CREDIT OFFICER

                                    ARCHIMEDES FUNDING III, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                        ------------------------------
                                        Name: STEVEN GORSKI
                                        Title: VICE PRESIDENT &
                                               SENIOR CREDIT OFFICER

                                    BALANCED HIGH-YIELD FUND II, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Asset Manager

                                    By: /s/ Steven Gorski
                                        ------------------------------
                                        Name: STEVEN GORSKI
                                        Title: VICE PRESIDENT &
                                               SENIOR CREDIT OFFICER

                                    ARCHIMEDES FUNDING, LLC.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                        ------------------------------
                                        Name: STEVEN GORSKI
                                        Title: VICE PRESIDENT &
                                               SENIOR CREDIT OFFICER

                                    By: ______________________________
                                        Name:
                                        Title:

                                    ARCHIMEDES FUNDING III, L.L.C.

                                    By: ______________________________
                                        Name:
                                        Title:

                                    TEXTRON FINANCIAL CORPORATION

                                    By: /s/ Matthew J. Colgan
                                        ------------------------------
                                        Name: Matthew J. Colgan
                                        Title: Vice President

                                    APEX (IDM) CDO I LTD.

                                    By: ______________________________
                                        Name:
                                        Title:

                                    BRANT POINT CBO 1999-1 LTD.

                                    By: ______________________________
                                        Name:
                                        Title:

                                    By: ______________________________
                                        Name:
                                        Title:

                                    PAM CAPITAL FUNDING LP

                                    By: _______________________________
                                        Name:
                                        Title:

                                    PAMCO CAYMAN LTD.

                                    By: _______________________________
                                        Name:
                                        Title:

                                    SANKATY HIGH YIELD PARTNERS II, LP

                                    By: /s/ Diane J. Exter
                                        -------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    SANKATY HIGH YIELD PARTNERS III, LP

                                    By: /s/ Diane J. Exter
                                        -------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    TRYON CLO 2000-1

                                    By: _______________________________
                                        Name:
                                        Title:

                                    By: _______________________________
                                        Name:
                                        Title:

                                    SANKATY ADVISORS, INC., AS COLLATERAL
                                    MANAGER FOR BRANT POINT CBO
                                    1999-1 LTD., AS TERM LENDER

                                    By: /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    SANKATY ADVISORS, LLC, AS COLLATERAL
                                    MANAGER FOR BRANT POINT II CBO
                                    2000-1 LTD. AS TERM LENDER

                                    By: /s/ Diane J. Exter
                                        ---------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    ELC(CAYMAN) 1999-III

                                    By: _________________________________
                                        Name:
                                        Title:

                                    ELC(CAYMAN) LTD. 2000-I

                                    By: _________________________________
                                        Name:
                                        Title:

                                    INDOSUEZ CAPITAL FUNDING III

                                    By: _________________________________
                                        Name:
                                        Title:

                                    ML CBO IV (CAYMAN), LTD.

                                    By: _________________________________
                                        Name:
                                        Title:

                                    ELC(CAYMAN) LTD., CDO SERIES 1999-II

                                    By: _________________________________
                                        Name:
                                        Title:

                                    SANKARY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR GRANT POINT CLO 1999-I
                                    LTD., AS TERM LENDER

                                    By: /s/ Diane J. Exter
                                        ---------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    AVALON CAPITAL II

                                    BY: _________________________________
                                        Name:
                                        Title:

                                    ARCHIMEDES FUNDING III, L.L.C.

                                    By: _________________________________
                                        Name:
                                        Title:

                                    TEXTRON FINANCIAL CORPORATION

                                    By: _________________________________
                                        Name:
                                        Title:

                                    APEX (IDM) CDO I LTD.

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY

                                    By: _________________________________
                                        Name:
                                        Title:

                                    BANK POLSKA KASA OPIEKI S.A.-PEKAO

                                    By: _________________________________
                                        Name:
                                        Title:

                                    THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA

                                    By: _________________________________
                                        Name:
                                        Title:

                                    MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                    By: _________________________________
                                        Name:
                                        Title:

                                    SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research,
                                            as Investment Advisor

                                    By: ___________________________________
                                        Name:
                                        Title:

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Race Point CLO, Limited,
                                    as Term Lender

                                    By: /s/ Diane J. Exter
                                        -----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    PAM CAPITAL FUNDING LP

                                    By: _________________________________
                                        Name:
                                        Title:

                                    PAMCO CAYMAN LTD.

                                    By: _________________________________
                                        Name:
                                        Title:

                                    SANKATY HIGH YIELD PARTNERS II, LP

                                    By: _________________________________
                                        Name:
                                        Title:

                                    SANKATY HIGH YIELD PARTNERS III, LP

                                    By: _________________________________
                                        Name:
                                        Title:

                                    LONG LANE MASTER TRUST IV

                                    By: Fleet National Bank as Trust
                                        Administrator

                                    By: /s/ Kevin Kearns
                                        ---------------------------------
                                        Name: KEVIN KEARNS
                                        Title: MANAGING DIRECTOR

                                    KZH ING-2 LLC

                                    By: /s/ Rowena Smith
                                        ---------------------------------
                                        Name:  Rowena Smith
                                        Title: Authorized Agent

                                    KZH STERLING LLC

                                    By: /s/ Rowena Smith
                                        ---------------------------------
                                        Name: Rowena Smith
                                        Title:Authorized Agent

                                    KZH CYPRESSTREE-1 LLC

                                    By: /s/ Rowena Smith
                                        ---------------------------------
                                        Name: Rowena Smith
                                        Title:Authorized Agent

                                    OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIO I

                                    By: _________________________________
                                        Name:
                                        Title:

                                    TRANSAMERICA LIFE & ANNUITY
                                        COMPANY

                                    By: /s/ John Bailey
                                        ---------------------------------
                                        Name:  John Bailey
                                        Title: VIce President

                                    BRANT POINT II CBO 2000-1 LTD.

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ELC (CAYMAN) 1999-III

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ELC (CAYMAN) LTD. 2000-I

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    INDOSUEZ CAPITAL FUNDING III

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ML CBO IV (CAYMAN), LTD.
                                    BY: Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                    PAM CAPITAL FUNDING LP
                                    BY: Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                    PAMCO CAYMAN LTD.
                                    BY: Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                    SANKATY HIGH YIELD PARTNERS II, LP.

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    SANKATY HIGH YIELD PARTNERS III, LP.

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    TRYON CLO 2000-1

                                    By: ________________________________________
                                        Name:
                                        Title:

                  Each of the undersigned, each being an Assignor under the U.S. Security Agreement, a Pledgor under, and as defined in, the U.S. Pledge Agreement and a U.S. Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Sixth Amendment, hereby consents to the entering into of the Sixth Amendment and agrees to the provisions thereof.

                                    AMERICAN TRANSINSURANCE GROUP, INC.
                                    CAPACITY MANAGEMENT SYSTEMS, INC.
                                    CHEMICAL LEAMAN CORPORATION
                                    CHEMICAL LEAMAN TANK LINES, INC.
                                    CHEMICAL PROPERTIES, INC.
                                    CLM, INC.
                                    CLT SERVICES, INC.
                                    ENVIROPOWER, INC.
                                    FLEET TRANSPORT COMPANY, INC.
                                    LAKESHORE LEASING, INC.
                                    LLI, INC.
                                    MEXICO INVESTMENTS, INC.
                                    PICKERING WAY FUNDING CORP.
                                    POWER PURCHASING, INC.
                                    QUALITY CARRIERS, INC.
                                    QUALITY DISTRIBUTION LLC
                                    QSI SERVICES, INC.

                                    By: /s/ Samuel M. Hensley
                                        ----------------------------------------
                                        Name: Samuel M. Hensley
                                        Title: CFO

                                    TRANSPLASTICS, INC.
                                    QUALA SYSTEMS, INC.

                                    By: /s/ Joseph Wilson
                                        ----------------------------------------
                                        Name: Joseph Wilson
                                        Title: President

                                    CLTL OF NEVADA
                                    MTL OF NEVADA

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: